                                                            EXHIBIT 10.72

               AMENDMENT NO. 1, dated as of May 22, 1997, among Scrubgrass Generating Company, L.P., a limited partnership duly organized and validly existing under the laws of the State of Delaware, as Lessor (the "Lessor"),
                                                                       ------
     Buzzard Power Corporation, a Delaware corporation, as Lessee (the "Lessee"), Bankers Trust Company, a New York banking corporation, as
      ------
     Disbursement Agent (in such capacity, the "Disbursement Agent"), Bankers
                                                ------------------
     Trust Company, as Bond Trustee (in such capacity, the "Bond Trustee"), Credit Lyonnais, New York Branch ("Credit Lyonnais"), in its capacity as agent for the Banks and the LOC Issuer (in such capacity, as described more specifically in the Amended and Restated Reimbursement Agreement referred to below, the "Agent") and Environmental Power Corporation, a Delaware
                    -----
     corporation ("EPC"). (All capitalized terms used herein shall, unless the context otherwise requires or unless they are otherwise defined herein, have the meanings assigned to such terms in the Amended and Restated Participation Agreement, as hereinafter defined).

               WHEREAS, the Borrower, the Banks, the Agent, National Westminster Bank Plc, acting through its New York Branch, ("NatWest") in its capacity as the Bond LOC Issuer (as defined in the Amended and Restated Reimbursement Agreement referred to below) and Landesbank Hessen-Thuringen Girozentrale, New York Branch, in its capacity as the Contract LOC Issuer (as so defined) , are parties to an Amended and Restated Reimbursement and Loan Agreement dated December 22, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Amended and Restated
                                                         --------------------
     Reimbursement Agreement");
     ------------------------

               WHEREAS, the Lessor, the Lessee, the Disbursement Agent and the Agent have entered into an Amended and Restated Disbursement and Security Agreement, dated as of December 22, 1995 (as amended and supplemented and in effect on the date hereof, the "Amended and Restated Disbursement Agreement");

               WHEREAS, the Borrower has requested that the Banks agree to amend the terms and conditions of the Debt Service Loans, and the Banks are willing to do so as set forth in Amendment No. 2 dated as of May 22, 1997 to the Amended and Restated Reimbursement

     Agreement ("Amendment No. 2");

               WHEREAS, simultaneously herewith, the Lessor, the Lessee, the Agent and the Disbursement Agent are entering into Amendment No. 1 to the Amended and Restated Disbursement Agreement in order to reflect the amended terms and conditions of the Debt Service Loans;

               WHEREAS, the Lessor, the Lessee, the Agent, the Disbursement Agent, the Bond Trustee and EPC have entered into an Amended and Restated Participation Agreement dated as of December 22, 1995 (as amended and supplemented and in effect on the date hereof, the "Amended and Restated Participation Agreement"); and

               WHEREAS, the Lessor, the Lessee, the Agent, the Disbursement Agent, the Bond Trustee and EPC desire to amend the Amended and Restated Participation Agreement in order to reflect the amended terms and conditions of the Debt Service Loans.

               NOW, THEREFORE, in consideration of the premises and of the agreements contained herein, the parties hereto agree as follows:

               Section 1.  Definitions.  Capitalized terms used herein shall,
                           -----------
     unless the context otherwise requires or they are otherwise defined herein, have the meanings set forth in the Amended and Restated Participation Agreement, as amended by this Amendment No. 1.

               In addition, the following term shall have the following meaning when used in this Amendment No. 1:

               "Effective Date" shall mean the date upon which each of the
                --------------
     conditions precedent set forth in Section 4 of Amendment No. 2. shall have been satisfied.

               Section 2.  Amendments.  Effective on and as of the Effective
                           ----------
     Date, Appendix I to the Amended and Restated Participation Agreement is amended as follows:

               (a) All terms defined in Appendix I by cross-reference to defined terms in the Amended and Restated Reimbursement Agreement shall mean such defined



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     terms, including incorporation of any new defined terms, all as set forth in Amendment No. 2.

               (b) The following new terms shall have the following meanings:

          "Debt Service (Tranche A) Loans" shall have the meaning ascribed
           ------------------------------
     thereto in Section 5.07(a) of the Amended and Restated Reimbursement Agreement.

          "Debt Service (Tranche A) Loan Suspension Period" shall mean any
           -----------------------------------------------
     period beginning on the second of two consecutive Calculation Dates for which the average of the Debt Service Coverage Ratios for each such Calculation Date and the Calculation Date immediately preceding each such Calculation Date are less than 1.30:1 and ending upon the earlier of: (a) the second of two consecutive Calculation Dates for which the average of the Debt Service Coverage Ratios for each such Calculation Date and the Calculation Date immediately preceding each such Calculation Date are greater than or equal to 1.40:1 and (b) July 3, 2000.

          "Debt Service (Tranche B) Loans" shall have the meaning ascribed
           ------------------------------
     thereto in Section 5.07(b) of the Amended and Restated Reimbursement Agreement.

          "Maximum Debt Service (Tranche A) Loan Amount" shall mean, for
           --------------------------------------------
     any Payment Date, the amount set forth for such Payment Date on Schedule 5.02A; provided, that each such amount shall be reduced (but not below
            --------
     zero) by an amount equal to the amount (if any) of proceeds of insurance or claims against GEC Alsthom relating to the generator bars.

          "Required Maximum Debt Service (Tranche A) Loan Amount" shall
           -----------------------------------------------------
     mean (a) zero (0) (i) during a Debt Service (Tranche A) Loan Suspension Period, (ii) following the occurrence of the Debt Service (Tranche A) Loan Commitment Expiration Date pursuant to clause (a) of the definition thereof or (iii) in the event that the outstanding amount of Debt Service (Tranche
     A) Loans have not been reduced to the then applicable Maximum Debt Service (Tranche A) Loan Amount by the third Payment Date for which such Maximum Debt Service (Tranche A) Loan Amount is in effect, and (b) the applicable Maximum Debt Service
     (Tranche A) Loan Amount during all other periods.

               Section 3.  Reference to and Effect on the Transaction Documents.
                           ----------------------------------------------------
     (a) Upon the effectiveness of this Amendment No. 1, each reference in the Amended and Restated Participation Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the Transaction Documents to the Amended and Restated Participation Agreement, shall mean and be a reference to the Amended and Restated Participation Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

               (b) Except as expressly provided herein, the Amended and Restated Participation Agreement shall remain unchanged and in full force and effect.

               (c) The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents or the Transaction Documents nor constitute a waiver of any provision of any of the Loan Documents or the Transaction Documents.

               Section 4.  Execution in Counterparts.  This Amendment No. 1 may
                           -------------------------
     be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

               Section 5.  Expenses.  Without limiting its obligations under
                           --------
     Article XV of the Amended and Restated Reimbursement Agreement, the Borrower agrees to pay, on demand, all reasonable out-of-pocket costs and expenses of the Agent and the Banks (including, without limitation, the reasonable fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Agent and the LOC Issuers) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 1.

               Section 6.  Headings.  Section headings in this Amendment No. 1
                           --------
     are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

               Section 7.  Binding Effect.  This Amendment No. 1 shall be
                           --------------
     binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               Section 8. GOVERNING LAW. THIS AMENDMENT NO.1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO THE CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND ANY SUCCESSOR STATUTE THERETO).

                The next page is the signature page.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective duly authorized officers as of the date first above written.

                         LESSOR
                         ------

                         SCRUBGRASS GENERATING
                          COMPANY, L.P.



                         By:  /s/ Donald C. Sturmer
                              ---------------------
                            Name: Donald C. Sturmer
                            Title: Vice President


                         AGENT
                         -----

                         CREDIT LYONNAIS, NEW YORK BRANCH, as Agent and as a
                                Bank



                         By:   /s/ Robert G. Colvin
                               --------------------
                             Name: Robert G. Colvin
                             Title: Vice President

                         DISBURSEMENT AGENT
                         ------------------

                         BANKERS TRUST COMPANY



                         By:   /s/ K. W. Kumer
                               ---------------
                             Name: K. Wendy Kumer
                             Title: Assistent Vice President

                         BOND TRUSTEE
                         ------------

                         BANKERS TRUST COMPANY


                         By:  /s/ K. W. Kumer
                              ---------------
                             Name: K. Wendy Kumer
                             Title: Assistent Vice President

                               LESSEE
                               ------

                               BUZZARD POWER CORPORATION


                               By:   /s/William D. Linehan
                                    ----------------------
                                    Name: William D. Linehan
                                    Title: Chief Financial Officer


                               EPC
                               ---

                               ENVIRONMENTAL POWER CORPORATION



                               By:   /s/William D. Linehan
                                     ----------------------
                                    Name: William D. Linehan
                                    Title: Chief Financial Officer




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